SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):  October 22, 2002



                              EAGLE SUPPLY GROUP, INC.
-----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)




        Delaware                    000-25423                13-3889248
----------------------------  ------------------------  ---------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       Incorporation)                                   Identification Number)




122 East 42nd Street, Suite 1116, New York, NY                   10168
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  (Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code:  (212) 986-6190



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Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.


Exhibit No.  Description
-----------  -----------

   99.1      Press Release, dated October 22, 2002.

Item 9.      Regulation FD Disclosure.

	On October 22, 2002, Eagle Supply Group, Inc., a Delaware corporation (the "Company"), issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This press release is furnished pursuant to Item 9 of this Form
8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the filing of this report, regardless of any general or specific incorporation language in such filing.


 [Rest of Page Intentionally Blank.  Signature on Following Page.]





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                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EAGLE SUPPLY GROUP, INC.



Date:  October 23, 2002         By:   /s/ Douglas P. Fields
                                   ---------------------------------
                                   Douglas P. Fields
                                   Chief Executive Officer




                            Page 3 of 3

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                            EXHIBIT INDEX
                            -------------

Exhibit No.     Description
-----------     -----------

   99.1         Press Release, dated October 22, 2002




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